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                                                                     EXHIBIT 1.1

                    SALEM COMMUNICATIONS HOLDING CORPORATION

                                  $100,000,000
                    7 3/4% SENIOR SUBORDINATED NOTES DUE 2010

                             UNDERWRITING AGREEMENT


                                                               December 13, 2002

DEUTSCHE BANK SECURITIES INC.
BNY CAPITAL MARKETS, INC.
c/o Deutsche Bank Securities Inc.
31 West 52nd Street
New York, New York  10019

Ladies and Gentlemen:

      Salem Communications Holding Corporation, a Delaware corporation (the "Company"), and each of the Guarantors (as defined below) hereby confirm their agreement with you (the "Underwriters"), as set forth below.

      1. The Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several Underwriters $100,000,000 aggregate principal amount of its 7 3/4% Senior Subordinated Notes due 2010 (the "Notes"). The respective amounts of the Notes to be so purchased by the Underwriters, acting severally and not jointly, are set forth opposite their names on Schedule 1 hereto. The Notes are to be issued under an indenture (the "Indenture") to be dated as of December 23, 2002 by and among the Company, the Guarantors (as defined below) and The Bank of New York, as Trustee (the "Trustee"). The Notes will be guaranteed on a senior subordinated basis (the "Guarantees" and, together with the Notes, the "Securities"), jointly and severally, by Salem Communications Corporation, a Delaware corporation ("Parent"), and all of Parent's subsidiaries (other than the Company) signatory hereto (each a "Guarantor" and collectively, the "Guarantors").

      In connection with the sale of the Securities, the Company has prepared a prospectus supplement dated as of today (the "Prospectus Supplement") setting forth or including a description of the terms of the Securities, the terms of the offering of the Securities, a description of the Company and the Guarantors and any material developments relating to the Company or the Guarantors occurring after the date of the most recent historical financial statements included therein.

      2. Representations and Warranties. The Company and the Guarantors, jointly and severally, represent and warrant to and agree with each of the Underwriters that:
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            (a) A registration statement on Form S-3 (File No. 333-86580) with respect to the Securities and the offering thereof from time to time in accordance with Rule 415 of the Rules and Regulations (as defined herein) has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission. Parent, the Company and the transactions contemplated by this Agreement meet the requirements and comply with the conditions for the use of Form S-3. Copies of such registration statement, including any amendments thereto, the base prospectus contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, herein referred to as the "Registration Statement," has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. "Prospectus" means the Prospectus Supplement and the base prospectus relating to the Securities in the form first filed with the Commission pursuant to Rule 424(b). Any reference herein to the Registration Statement, the Prospectus Supplement, the Prospectus or any amendment or supplement to any of the foregoing documents shall be deemed to refer to and include any documents incorporated by reference therein, and, in the case of any reference herein to the Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rule 424(b).

            (b) The Commission has not issued an order preventing or suspending the use of any prospectus relating to the proposed offering of the Securities nor instituted proceedings for that purpose. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform to, the requirements of the Act and the Rules and Regulations. The documents incorporated, or to be incorporated, by reference in the Registration Statement and the Prospectus, at the time filed with the Commission, conformed, or will conform, in all respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents (as of their respective filing dates) contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as of the date the Registration Statement became effective, and any amendment or supplement thereto, as of its date, do not contain, and will not contain, any untrue statement of a material fact and, do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of the date thereof and as of the Closing Date (as defined herein), and any

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      amendments and supplements thereto, as of the date thereof and as of the
      Closing Date, do not contain, and will not contain, any untrue statement of material fact and, do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by any Underwriter through Deutsche Bank Securities Inc. specifically for use in the preparation thereof.

            (c) As of the Closing Date, the Company will have the authorized, issued and outstanding capitalization set forth in the Prospectus; all of the subsidiaries of the Company (collectively, the "Company Subsidiaries") and of Parent (other than the Company and the Company Subsidiaries) (collectively, the "Parent Subsidiaries" and, together with the Company Subsidiaries, the "Subsidiaries") are listed in Schedule 2 attached hereto; all of the outstanding shares of capital stock of Parent, the Company and the Subsidiaries have been, and as of the Closing Date will be, duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; all of the outstanding shares of capital stock (x) of the Company and of each of the Subsidiaries are owned, directly or indirectly, by Parent and (y) of the Company Subsidiaries are owned, directly or indirectly, by the Company, in each case, except as set forth in the Registration Statement and the Prospectus, free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting; except as set forth in the Registration Statement and the Prospectus, there are no (i) options, warrants or other rights to purchase, (ii) agreements or other obligations to issue or (iii) other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in Parent, the Company or any of the Subsidiaries outstanding. Except for the Company and the Subsidiaries or as disclosed in the Registration Statement and the Prospectus, Parent does not own, directly or indirectly, any shares of capital stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity.

            (d) Each of Parent and the Company is duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and has all requisite corporate power and authority to own its properties and conduct its business as now conducted and as described in the Registration Statement, as of the date the Registration Statement became effective, and the Prospectus; each of the Subsidiaries is or, as of the Closing Date, will be duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and has all requisite corporate power and authority to own its properties and conduct its business as now conducted and as described in the Registration Statement, as of the date the Registration Statement became effective, and the Prospectus; each of Parent, the Company and the

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      Subsidiaries is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, business, condition (financial or otherwise), prospects or results of operations of the Company and the Company Subsidiaries, taken as a whole (any such event, a "Material Adverse Effect").

            (e) The Company has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Notes. The Notes, when issued, will be in the form contemplated by the Indenture. The Notes have been duly and validly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and, when delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

            (f) Each Guarantor has all requisite corporate power and authority to execute, deliver and perform each of its obligations under its Guarantee. The Guarantees, when issued, will be in the form contemplated by the Indenture. Each Guarantee has been duly and validly authorized by each Guarantor and, when executed by the relevant Guarantor in accordance with the provisions of the Indenture, will constitute valid and legally binding obligations of such Guarantor, entitled to the benefits of the Indenture, and enforceable against such Guarantor in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and
      (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

            (g) Each of the Company and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture. The Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "TIA"). The Indenture has been duly and validly authorized by the Company and each Guarantor and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, and, when executed and delivered by any Guarantor (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of such Guarantor, enforceable against such Guarantor in accordance with its terms, except that the enforcement thereof may be subject to

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      (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

            (h) Each of the Company and the Guarantors has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation by the Company and each Guarantor of the transactions contemplated hereby have been duly and validly authorized by the Company and each Guarantor. This Agreement has been duly and validly authorized, executed and delivered by the Company and each Guarantor.

            (i) At the Closing Date, Amendment No. 3 (the "Amendment") to the Fourth Amended and Restated Credit Agreement dated as of June 15, 2001, by and among the Company, The Bank of New York, Bank of America, N.A., Fleet National Bank, Union Bank of California N.A., The Bank of Nova Scotia and the Lenders party thereto, as amended (the "Credit Agreement"), will have been duly and validly authorized by the Company and, when duly executed and delivered by each of the parties thereto, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

            (j) Subject to the effectiveness of the Amendment, no consent, approval, authorization or order of any court or governmental agency or body, or third party is required for the issuance and sale by the Company of the Notes or by the Guarantors of the Guarantees, to the Underwriters or the consummation by the Company or the Guarantors of the other transactions contemplated hereby, except such as have been obtained and such as may be required under state securities or "Blue Sky" laws. Subject to the effectiveness of the Amendment, none of the Company or the Guarantors is (i) in violation of its certificate of incorporation or bylaws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, except for any such breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect, or (iii) in breach of or default under (nor has any event occurred which, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which any of them is a party or to which any of them or their respective properties or assets is subject (collectively, "Contracts"), except for any such breach, default, violation or event which would not, individually or in the aggregate, have a Material Adverse Effect.

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            (k) Subject to the effectiveness of the Amendment, the execution, delivery and performance by each of the Company and the Guarantors of this Agreement and the Indenture and the consummation by each of the Company and the Guarantors of the transactions contemplated hereby and thereby (including, without limitation, the issuance and sale of the Securities to the Underwriters) will not conflict with or constitute or result in a breach of or a default under (or an event which with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of any Contract, except for any such conflict, breach, violation, default or event which would not, individually or in the aggregate, have a Material Adverse Effect, (ii) the certificate of incorporation or bylaws (or similar organizational document) of the Company or any of the Guarantors, or (iii) (assuming compliance with all applicable state securities or "Blue Sky" laws) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of the Guarantors or any of their respective properties or assets, except for any such conflict, breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect.

            (l) The audited consolidated financial statements of Parent and its subsidiaries included or incorporated by reference in the Registration Statement, as of the date the Registration Statement became effective, and the Prospectus present fairly in all material respects the financial position, results of operations and cash flows of Parent and its subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The summary and selected financial and statistical data included or incorporated by reference in the Registration Statement, as of the date the Registration Statement became effective, and the Prospectus present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus, except as otherwise stated therein. Ernst & Young LLP (the "Independent Accountants") is an independent public accounting firm with respect to Parent and its subsidiaries within the meaning of the Act and the Rules and Regulations.

            (m) The pro forma financial statements and data included in the Registration Statement, as of the date the Registration Statement became effective, and the Prospectus (i) comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Exchange Act, (ii) have been prepared in all material respects in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and (iii) have been properly computed on the bases described therein; the assumptions used in the preparation of the pro forma financial statements and data included in the Registration Statement and the Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.


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            (n) There is not pending (or in the case of the Federal
      Communications Commission (the "FCC"), of which the Company has knowledge) or, to the knowledge of the Company or any Guarantor, threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of the Guarantors is a party, or to which the property or assets of the Company or any of the Guarantors is subject, before or brought by any court, arbitrator or governmental agency or body, including, but not limited to, the FCC, which, if determined adversely to the Company or any of the Guarantors, would, individually or in the aggregate, have a Material Adverse Effect or which seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the consummation of the other transactions described in the Registration Statement and the Prospectus.

            (o) Each of the Company and the Guarantors possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including, but not limited to, the FCC), all self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as now conducted as set forth in the Prospectus ("Permits"), except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect; each of the Company and the Guarantors has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, except where the failure to fulfill or perform such obligations or the occurrence of any such event would not, individually and in the aggregate, have a Material Adverse Effect; and none of the Company or the Guarantors has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Registration Statement and the Prospectus and except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

            (p) Since the date of the most recent financial statements included or incorporated by reference in the Registration Statement and the Prospectus, except as described therein, (i) there has not been any material adverse change or any development involving a prospective material adverse change in or effecting the general affairs, management, business, condition (financial or otherwise), prospects or results of operations of the Company and the Guarantors taken as a whole, whether or not occurring in the ordinary course of business, (ii) none of the Company or the Guarantors has incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions or contracts (written or oral) not in the ordinary course of business which liabilities, obligations, transactions or contracts would, individually or in the aggregate, be material to the general affairs, management, business, condition (financial or otherwise), prospects or results of operations of the Company and the Company Subsidiaries, taken as a whole,
      (iii) none of the Company or the Guarantors has

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      purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock and (iv) there shall not have been any material change in the capital stock or long-term indebtedness of the Company or the Guarantors. The Company and the Guarantors have no material contingent obligations which are not disclosed in the Company's financial statements which are included in the Registration Statement and the Prospectus.

            (q) Each of the Company and the Guarantors has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies which the Company or any Guarantor is contesting in good faith and for which the Company or such Guarantor has provided adequate reserves, there is no tax deficiency that has been asserted against the Company or any of the Guarantors that would have, individually or in the aggregate, a Material Adverse Effect.

            (r) The statistical and market-related data included or incorporated by reference in the Prospectus are based on or derived from sources which the Company and the Guarantors believe to be reliable and accurate.

            (s) None of the Company, the Guarantors or any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

            (t) Each of the Company and the Guarantors has good and marketable title to all real property and good title to all personal property described in the Registration Statement, as of the date the Registration Statement became effective, and the Prospectus as being owned by it and good and marketable title to a leasehold estate in the real and personal property described in the Registration Statement, as of the date the Registration Statement became effective, and the Prospectus as being leased by it free and clear of all liens, charges, encumbrances or restrictions, except as described in the Registration Statement, as of the date the Registration Statement became effective, and the Prospectus or to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not, individually or in the aggregate, have a Material Adverse Effect. All leases, contracts and agreements to which the Company or any of the Guarantors is a party or by which any of them is bound are valid and enforceable against the Company or such Guarantor, and are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect. The Company and the Guarantors own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses now operated by them as described in the Registration Statement, as of the date the Registration Statement

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      became effective, and the Prospectus, and none of the Company or any
      Guarantor has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which, if such assertion of infringement or conflict were sustained, would have a Material Adverse Effect.

            (u) There are no legal or governmental proceedings (or in the case of the FCC, of which the Company has knowledge) involving or affecting the Company or any Guarantor or any of their respective properties or assets which would be required to be described in the Registration Statement, as of the date the Registration Statement became effective, and the Prospectus pursuant to the Act that are not so described therein, nor are there any material contracts or other documents required to be described in the Registration Statement, as of the date the Registration Statement became effective, and the Prospectus pursuant to the Act that are not so described therein.

            (v) Except as would not, individually or in the aggregate, have a Material Adverse Effect (A) each of the Company and the Guarantors is in compliance with and not subject to liability under applicable Environmental Laws (as defined below), (B) each of the Company and the Guarantors has made all filings and provided all notices required under any applicable Environmental Law, and has and is in compliance with all Permits required under any applicable Environmental Laws and each of them is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Company or any of the Guarantors, threatened against the Company or any of the Guarantors under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any of the Guarantors, (E) none of the Company or the Guarantors has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any comparable state law, and (F) no property or facility of the Company or any of the Guarantors is
      (i) listed or proposed for listing on the National Priorities List under CERCLA or is (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

            For purposes of this Agreement, "Environmental Laws" means the common law and all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water,

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      ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials and (iii) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom.

            (w) There is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Guarantors which is pending or, to the knowledge of the Company or any of the Guarantors, threatened that would, individually or in the aggregate, result in a Material Adverse Effect.

            (x) Each of the Company and the Guarantors carries insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties in accordance with customary practice in the radio broadcasting industry.

            (y) None of the Company or the Guarantors has any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or any of the Guarantors makes or ever has made a contribution and in which any employee of the Company or of any Guarantor is or has ever been a participant. With respect to such plans, each of the Company and the Guarantors is in compliance in all material respects with all applicable provisions of ERISA.

            (z) Each of the Company and the Guarantors (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in accordance with generally accepted accounting principles and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

            (aa) None of the Company or the Guarantors is an "investment company" or "promoter" or "principal underwriter" for an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder.

            (bb) The Notes, the Guarantees and the Indenture will conform in all material respects to the descriptions thereof in the Prospectus.

            (cc) No holder of securities of the Company or any Guarantor is entitled to have such securities registered under the Registration Statement.

            (dd) Immediately after the consummation of the transactions contemplated by this Agreement, the fair value and present fair saleable value of

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      the assets of each of the Company and the Guarantors (each on a consolidated basis) will exceed the sum of its stated liabilities and identified contingent liabilities; none of the Company or the Guarantors (each on a consolidated basis) is, nor will any of the Company or the Guarantors (each on a consolidated basis) be, after giving effect to the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.

            (ee) None of the Company or the Guarantors has taken, nor will any of them take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities.

            (ff) To the Company's knowledge, there are no affiliations or associations between any member of the National Association of Securities Dealers, Inc. and any of the Company's officers, directors or 5% or greater security holders.

      Any certificate signed by any officer of the Company or any Guarantor and delivered to any Underwriter or to counsel for the Underwriters shall be deemed a joint and several representation and warranty by the Company and each of the Guarantors to each Underwriter as to the matters covered thereby.

      3. Purchase, Sale and Delivery of the Notes. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriters, and the Underwriters, acting severally and not jointly, agree to purchase the Notes in the respective amounts set forth on
Schedule 1 hereto from the Company at 99.75% of their principal amount. One or more certificates in definitive form for the Notes that the Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Underwriters request upon notice to the Company at least 36 hours prior to the Closing Date, shall be delivered by or on behalf of the Company to the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer (same day funds), to such account or accounts as the Company shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. Such delivery of and payment for the Notes shall be made at the offices of Debevoise & Plimpton, 919 Third Avenue, New York, New York at 10:00 A.M., New York time, on December 23, 2002 or at such other place, time or date as the Underwriters, on the one hand, and the Company, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date." The Company will make such certificate or certificates for the Notes available for checking and packaging by the Underwriters at the offices of Deutsche Bank Securities Inc. in New York, New York, or at such other place as Deutsche Bank Securities Inc. may designate, at least 24 hours prior to the Closing Date.

      4. Offering by the Underwriters. It is understood that the several Underwriters are to make a public offering of the Notes as soon as they deem it advisable to do so. The Notes are to be initially offered to the public at the initial public offering price set forth in the Prospectus Supplement. The Underwriters may from time to time thereafter change the public offering price and other selling terms.

      5. Covenants of the Company. The Company and the Guarantors, jointly and severally, covenant and agree with each of the Underwriters that:

            (a) The Company will (A) prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus in a form approved by the Underwriters, (B) prior to the later of the Closing Date and the completion of the distribution of the Securities by the Underwriters, not file any amendment to the Registration Statement or supplement to the Prospectus or any document incorporated by reference therein of which the Underwriters shall not previously have been advised and furnished with a copy or to which the Underwriters shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations and (C) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Securities by the Underwriters.

            (b) Prior to the later of the Closing Date and the completion of the distribution of the Securities by the Underwriters, the Company will advise the Underwriters promptly (A) at the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus has been filed and to furnish you with copies thereof, (B) of receipt of any comments from the Commission, (C) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

            (c) The Company and the Guarantors will cooperate with the Underwriters in arranging for the qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Underwriters may designate and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided, however, that in connection therewith, the Company and the Guarantors shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Underwriters may reasonably request for distribution of the Securities.

            (d) The Company will, without charge, deliver to, or upon the order of, the Underwriters, from time to time, as many copies of the Prospectus as the Underwriters may reasonably request. The Company will deliver in final form, or as thereafter amended or supplemented, to the Underwriters at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Underwriters such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), including documents incorporated by reference therein, and of all amendments thereto, as the Underwriters may reasonably request.

            (e) The Company will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with applicable law, the Company promptly will either
      (i) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

            (f) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earning statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.

            (g) The Company will apply the net proceeds from the sale of the Notes as set forth under "Use of Proceeds" in the Prospectus.

            (h) For so long as any of the Notes remain outstanding, the Company will furnish to the Underwriters, at their reasonable request, copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or to the holders of the Notes and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company or any Guarantor with the Commission or any national securities exchange on which any class of securities of the Company or any Guarantor may be listed.

            (i) Prior to the Closing Date, the Company will furnish to the Underwriters, as soon as they have been prepared, a copy of any unaudited interim financial statements of the Company and Parent for any period subsequent to the period covered by the most recent financial statements appearing in the Prospectus.

            (j) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

      6. Expenses. The Company and the Guarantors, jointly and severally, agree to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 10 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions contemplated hereby, including any costs of printing the Registration Statement and the Prospectus and any amendment or supplement thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company or any Guarantor, (iv) preparation (including printing), issuance and delivery to the Underwriters of the Securities, (v) the qualification of the Securities under state securities and "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters relating thereto, (vi) expenses in connection with the "roadshow" and any other meetings with prospective investors in the Securities, excluding travel expenses on commercial airlines and lodging expenses of representatives of the Underwriters, it being understood that the Company and the Guarantors shall pay all fees, costs and expenses relating to aircraft of Atsinger Aviation LLC used in connection with the roadshow and any such meetings, (vii) fees and expenses of the Trustee including reasonable fees and expenses of counsel and (viii) any fees charged by investment rating agencies for the rating of the Notes. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated or because of any failure, refusal or inability on the part of the Company or any Guarantor to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder (other than solely by reason of a default by the Underwriters of their obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company agrees to promptly reimburse the Underwriters upon demand for all reasonable out-of-pocket expenses (including reasonable fees, disbursements and charges of Debevoise & Plimpton, counsel for the Underwriters) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Securities. It is understood that, except as provided in the immediately preceding sentence and in
Section 8, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes on resale of any of the Notes by them and any advertising expenses connected with any offers they may make.

      7. Conditions of the Underwriters' Obligations. The obligation of the Underwriters to purchase and pay for the Securities shall, in their sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

            (a) The Registration Statement shall be effective and all post-effective amendments to the Registration Statement shall have become effective and any and all filings required by Rule 424 of the Act shall have been made within the applicable time period prescribed by, and in compliance with, the Rules and Regulations, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Underwriters and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated or threatened by the Commission and no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Securities.

            (b) On the Closing Date, the Underwriters shall have received the opinions, dated as of the Closing Date and addressed to the Underwriters, of (i) Jonathan Block, Esq., General Counsel of the Company and the Guarantors, (ii) Gibson, Dunn & Crutcher, LLP, counsel for the Company and the Guarantors and (iii) Fletcher, Heald & Hildreth, P.L.C., special communications counsel to the Company and the Guarantors. The opinions referred to in this Section 7(b) shall be in substantially the form and substance of the opinions, dated June 25 2001, delivered by (i) Jonathan Block, Esq., (ii) Gibson, Dunn & Crutcher LLP and (iii) Fletcher, Heald & Hildreth, P.L.C., in connection with the closing of the sale by the Company of its 9% Senior Subordinated Notes due 2011, excluding paragraph 9 thereto in the case of the foregoing clause (ii), in each case with appropriate and customary modifications for an offering registered with the Commission, including the items set forth on Exhibit A hereto, and with appropriate and customary deletions of 144A offering items.

            (c) On the Closing Date, the Underwriters shall have received the opinion, in form and substance satisfactory to the Underwriters, dated as of the Closing Date and addressed to the Underwriters, of Debevoise & Plimpton, counsel for the Underwriters, with respect to certain legal matters relating to this Agreement and such other related matters as the Underwriters may reasonably require. In rendering such opinion, Debevoise & Plimpton shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

            (d) The Underwriters shall have received from the Independent Accountants a comfort letter or letters dated no later than December 17, 2002 and the Closing Date, in form and substance satisfactory to counsel for the Underwriters containing statements and information of the type ordinarily included in accountants' comfort letters to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Prospectus and the documents incorporated, or to be incorporated, by reference in the Registration Statement and the Prospectus.

            (e) The representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Company's or any Guarantor's officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the date made and on and as of the Closing Date; each of the Company and the Guarantors shall have performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Registration Statement and the Prospectus (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Registration Statement or Prospectus, there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

            (f) The sale of the Securities hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

            (g) Subsequent to the date of the most recent financial statements in the Registration Statement and the Prospectus (exclusive of any amendment or supplement thereto after the date hereof), none of the Company or any of the Guarantors shall have sustained any loss or interference with respect to its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or from any legal or governmental proceeding, order or decree, which loss or interference, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect.

            (h) The Underwriters shall have received a certificate of the Company, dated the Closing Date, signed on behalf of each of the Company and Parent by its Chairman of the Board, President or any Senior Vice President and the Chief Financial Officer, to the effect that:

                  (i) The representations and warranties of the Company and each
            Guarantor contained in this Agreement are true and correct on and as of the date hereof and on and as of the Closing Date, and each of the Company and the Guarantors has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

                  (ii) At the Closing Date, since the date hereof or since the date of the most recent financial statements in the Registration Statement and the Prospectus (exclusive of any amendment or supplement thereto after the date hereof), no event or development known to them has occurred, and no information has become known, that, individually or in the aggregate, has or would be reasonably likely to have a Material Adverse Effect;

                  (iii) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to his or her knowledge, contemplated or threatened by the Commission; and

                  (iv) He or she has carefully examined the Registration
            Statement and the Prospectus and, in his or her opinion, the Registration Statement and the Prospectus do not contain (as of their respective filing dates) any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the date of the Prospectus, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment.

            (i) The Underwriters shall have received a certificate of the Company, dated the Closing Date, signed on behalf of the Company by its Chief Financial Officer, to the effect that the issuance and sale by the Company of the Notes on the Closing Date complies with (x) the Indenture, dated September 25, 1997, among Parent, the guarantors party thereto and The Bank of New York as trustee, as supplemented, (y) the Indenture, dated as of June 25, 2001, among the Company, the guarantors party thereto and The Bank of New York as trustee, and (z) the Credit Agreement, in each case setting forth in reasonable detail the calculations with respect thereto.

            (j) The Amendment shall have been entered into and shall be effective.

      On or before the Closing Date, the Underwriters and counsel for the Underwriters shall have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and the Guarantors as they shall have heretofore reasonably requested from the Company.

      All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Underwriters and counsel for the Underwriters. The Company shall furnish to the Underwriters such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Underwriters shall reasonably request.

      8. Indemnification and Contribution.

            (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or
      Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which any Underwriter or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                  (i) any untrue statement or alleged untrue statement made by the Company or any Guarantor in Section 2 hereof;

                  (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto; or

                  (iii) the omission or alleged omission to state in the
            Registration Statement, the Prospectus, or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading,

and will reimburse, as incurred, the Underwriters and each such controlling person for any legal or other expenses reasonably incurred by the Underwriters or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage or liability or action; provided, however, that the Company and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information concerning the Underwriters furnished to the Company by the Underwriters through Deutsche Bank Securities Inc. specifically for use therein. The indemnity provided for in this Section 8 will be in addition to any liability that the Company or any Guarantor may otherwise have to the indemnified parties. The Company and the Guarantors shall not be liable under this Section 8 for any settlement of any claim or action effected without its prior written consent, which shall not be unreasonably withheld.

            (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company and the Guarantors and their respective directors and officers and each person, if any, who controls the Company and the Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, such Guarantor or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement, the Prospectus or any amendment or supplement thereto, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter, furnished to the Company by the Underwriters through Deutsche Bank Securities Inc. specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company, such Guarantor or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. The indemnity provided for in this Section 8 will be in addition to any liability that the Underwriters may otherwise have to the indemnified parties. The Underwriters shall not be liable under this Section 8 for any settlement of any claim or action effected without their consent, which shall not be unreasonably withheld. Neither the Company nor any Guarantor shall, without the prior written consent of the Underwriters, effect any settlement or compromise of any pending or threatened proceeding in respect of which any Underwriter is or could have been a party, or indemnity could have been sought hereunder by any Underwriter, unless such settlement (A) includes an unconditional written release of the Underwriters, in form and substance reasonably satisfactory to the Underwriters, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Underwriter.

            (c) Promptly after receipt by an indemnified party under this
      Section 8 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 8, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest,
      (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
      Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Underwriters in the case of paragraph (a) of this Section 8 or the Company and the Guarantors in the case of paragraph (b) of this Section 8, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. All fees and expenses reimbursed pursuant to this paragraph (c) shall be reimbursed as they are incurred. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 8, in which case the indemnified party may effect such a settlement without such consent.

            (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company and the Guarantors on the one hand and any Underwriter on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by such Underwriter. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor on the one hand, or such Underwriter on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Guarantors and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph
      (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriters, and each director of the Company or any Guarantor, each officer of the Company or any Guarantor and each person, if any, who controls the Company or any Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

      9. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, the Guarantors, their respective officers and the Underwriters set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or any Guarantor, any of their respective officers or directors, the Underwriters or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 8 and 14 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

      10. Termination.

            (a) This Agreement may be terminated in the sole discretion of the Underwriters by notice to the Company given prior to the Closing Date in the event that the Company or any Guarantor shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

                  (i) any of the Company or the Guarantors shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Underwriters, has had or has a Material Adverse Effect, or there shall have been, in the sole judgment of the Underwriters, any event or development that, individually or in the aggregate, has or could be reasonably likely to have a Material Adverse Effect (including without limitation a change in control of the Company, Parent or the Subsidiaries), except in each case as described in the Registration Statement and the Prospectus (exclusive of any amendment or supplement thereto after the date hereof);

                  (ii) trading in securities of Parent or in securities
            generally on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market shall have been suspended or materially limited or minimum or maximum prices shall have been established on any such exchange or market;

                  (iii) a banking moratorium shall have been declared by New
            York or United States authorities;

                  (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or crisis or emergency, or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Underwriters, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Registration Statement and the Prospectus; or

                  (v) any securities of Parent or the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any nationally recognized statistical rating organization.

            (b) Termination of this Agreement pursuant to this Section 10 shall be without liability of any party to any other party except as provided in
      Section 9 hereof.

      11. Information Supplied by the Underwriters. The statements set forth in the first sentence of the third paragraph, the first sentence of the seventh paragraph, the eighth paragraph, the ninth paragraph, the tenth paragraph and the last paragraph under the heading "Underwriting" in the Prospectus Supplement (to the extent such statements relate to the Underwriters) constitute the only information furnished by the Underwriters to the Company and the Guarantors for the purposes of Sections 2(a) and 8 hereof.

      12. Notices. All communications hereunder shall be in writing and, if sent to the Underwriters, shall be mailed or delivered to Deutsche Bank Securities Inc., 31 West 52nd Street, New York, New York 10019, Attention: Corporate Finance Department; if sent to the Company or the Guarantors, shall be mailed or delivered to the Company at 4880, Santa Rosa Road, Camarillo, California, 93012
Attention: Jonathan L. Block, with a copy to Gibson, Dunn & Crutcher LLP, 4 Park Plaza, Suite 1800, Irvine, California 92614, Attention: Thomas D. Magill.

      All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

      13. Successors. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Guarantors and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Guarantors contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control the Underwriters within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company and the Guarantors, their respective officers and any person or persons who control the Company and the Guarantors within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from the Underwriters will be deemed a successor because of such purchase.

      14. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

      15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Guarantors and the Underwriters.

                                        Very truly yours,

                                        SALEM COMMUNICATIONS HOLDING CORPORATION

                                        By: /s/ Edward G. Atsinger III
                                            ------------------------------------
                                            Name: Edward G. Atsinger III
                                            Title: President/CEO

                                        SALEM COMMUNICATIONS CORPORATION

                                        By: /s/ Edward G. Atsinger III
                                            ------------------------------------
                                            Name: Edward G. Atsinger III
                                            Title: President/CEO

                                 ATEP RADIO, INC.
                                 BISON MEDIA, INC.
                                 CARON BROADCASTING, INC.
                                 CCM COMMUNICATIONS, INC.
                                 COMMON GROUND BROADCASTING, INC.
                                 GOLDEN GATE BROADCASTING COMPANY INC.
                                 INSPIRATION MEDIA, INC.
                                 INSPIRATION MEDIA OF PENNSYLVANIA, LP
                                 INSPIRATION MEDIA OF TEXAS, LLC
                                 KINGDOM DIRECT, INC.
                                 NEW ENGLAND CONTINENTAL MEDIA, INC.
                                 NEW INSPIRATION BROADCASTING COMPANY, INC.
                                 ONEPLACE, LLC
                                 PENNSYLVANIA MEDIA ASSOCIATES, INC.
                                 RADIO 1210, INC.
                                 REACH SATELLITE NETWORK, INC.
                                 SALEM COMMUNICATIONS ACQUISITION CORPORATION
                                 SALEM MEDIA CORPORATION
                                 SALEM MEDIA OF COLORADO, INC.
                                 SALEM MEDIA OF GEORGIA, INC.
                                 SALEM MEDIA OF HAWAII, INC.
                                 SALEM MEDIA OF ILLINOIS, LLC
                                 SALEM MEDIA OF KENTUCKY, INC.
                                 SALEM MEDIA OF NEW YORK, LLC
                                 SALEM MEDIA OF OHIO, INC.
                                 SALEM MEDIA OF OREGON, INC.
                                 SALEM MEDIA OF PENNSYLVANIA, INC.
                                 SALEM MEDIA OF TEXAS, INC.
                                 SALEM MEDIA OF VIRGINIA, INC.
                                 SALEM MUSIC NETWORK, INC.
                                 SALEM RADIO NETWORK INCORPORATED
                                 SALEM RADIO OPERATIONS, LLC
                                 SALEM RADIO OPERATIONS - PENNSYLVANIA, INC.
                                 SALEM RADIO PROPERTIES, INC.
                                 SALEM RADIO REPRESENTATIVES, INC.
                                 SCA LICENSE CORPORATION
                                 SOUTH TEXAS BROADCASTING, INC.
                                 SRN NEWS NETWORK, INC.
                                 VISTA BROADCASTING, INC.


                                        By: /s/ Edward G. Atsinger III
                                            ------------------------------------
                                            Name: Edward G. Atsinger III
                                            Title: President/CEO

The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.


DEUTSCHE BANK SECURITIES INC.

By: /s/ Christopher A. Johnson
    --------------------------
    Name: Christopher A. Johnson
    Title: Managing Director


By: /s/ Carl Mayer
    --------------------------
    Name: Carl Mayer
    Title: Managing Director

The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.


BNY CAPITAL MARKETS, INC.



By: /s/ Bennett Leichman
    ------------------------
    Name: Bennett Leichman
    Title: Vice President

                                                                      SCHEDULE 1



    Underwriters                                       Principal Amount of Notes
    ------------                                       -------------------------
    Deutsche Bank Securities Inc.                                   $ 95,000,000
    BNY Capital Markets, Inc.                                          5,000,000
                                                                    ------------
             Total                                                  $100,000,000

                                                                      SCHEDULE 2

Company Subsidiaries

                                                              Jurisdiction of
    Name                                                      Incorporation/Formation
    ----                                                      -----------------------
    ATEP Radio, Inc.                                          California
    Bison Media, Inc.                                         Colorado
    Caron Broadcasting, Inc.                                  Ohio
    Common Ground Broadcasting, Inc.                          Oregon
    Golden Gate Broadcasting Company Inc.                     California
    Inspiration Media, Inc.                                   Washington
    Inspiration Media of Pennsylvania, LP                     Delaware
    Inspiration Media of Texas, LLC                           Texas
    Kingdom Direct, Inc.                                      California
    New England Continental Media, Inc.                       Massachusetts
    New Inspiration Broadcasting Company, Inc.                California
    Pennsylvania Media Associates, Inc.                       Pennsylvania
    Radio 1210, Inc.                                          California
    Reach Satellite Network, Inc.                             Tennessee
    Salem Media Corporation                                   New York
    Salem Media of Colorado, Inc.                             Colorado
    Salem Media of Georgia, Inc.                              Delaware
    Salem Media of Hawaii, Inc.                               Delaware
    Salem Media of Illinois, LLC                              Delaware
    Salem Media of Kentucky, Inc.                             Kentucky
    Salem Media of New York, LLC                              Delaware
    Salem Media of Ohio, Inc.                                 Ohio
    Salem Media of Oregon, Inc.                               Oregon
    Salem Media of Pennsylvania, Inc.                         Pennsylvania
    Salem Media of Texas, Inc.                                Texas
    Salem Media of Virginia, Inc.                             Virginia
    Salem Music Network, Inc.                                 Texas
    Salem Radio Network Incorporated                          Delaware
    Salem Radio Operations, LLC                               Delaware
    Salem Radio Operations - Pennsylvania, Inc.               Delaware
    Salem Radio Properties, Inc.                              Delaware
    Salem Radio Representatives, Inc.                         Texas
    SCA-Palo Alto, LLC                                        Delaware
    South Texas Broadcasting, Inc.                            Texas
    SRN News Network, Inc.                                    Texas
    Vista Broadcasting, Inc.                                  California

Parent Subsidiaries

    Name                                                      Jurisdiction of Incorporation/Formation
    ----                                                      ---------------------------------------
    CCM Communications, Inc.                                  Tennessee
    OnePlace, LLC                                             Delaware
    Salem Communications Acquisition Corporation              Delaware
    Salem Communications Holding Corporation                  Delaware
    SCA License Corporation                                   Delaware

                                                                       EXHIBIT A

             REGISTERED OFFERING ITEMS TO BE INCLUDED IN OPINIONS OF
           (I) JONATHAN BLOCK, ESQ., (II) GIBSON, DUNN & CRUTCHER, LLP
                  AND (III) FLETCHER, HEALD & HILDRETH, P.L.C.

1. No holder of any securities of Parent, the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause Parent or the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the securities or the right to have any securities of Parent or the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any securities of Parent or the Company.

2. The Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act.

3. The Registration Statement, the Prospectus and each amendment or supplement thereto appear on their face to comply as to form in all material respects with the requirements of the Act and the applicable rules and regulations thereunder as of their effective or issue dates (except that such counsel need express no opinion as to the financial statements and related schedules therein and other financial data). The documents incorporated by reference into the Registration Statement and the Prospectus appear on their face to comply as to form in all material respects with the requirements of the Exchange Act and the applicable rules and regulations thereunder as of the date when they were filed with the Commission (except that such counsel need express no opinion as to the financial statements and related schedules therein and other financial data) The conditions for the use of Form S-3, set forth in the General Instructions thereto, have been satisfied.

4. Such counsel does not know of any contracts or documents required to be filed as exhibits to or incorporated by reference in the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed, incorporated by reference or described as required.

5.    "10b-5" statement to cover the Registration Statement and the Prospectus.